Supplement to the Current Prospectus

Effective immediately, the first paragraph of the sub-section entitled "Class W Shares" under the main heading "Description of Share Classes" is replaced in its entirety by the following:

Class W shares generally are available only to investors who purchase shares through asset-based fee programs available through financial intermediaries that have entered into an agreement with MFD that permits the financial intermediary to offer Class W shares to eligible investors. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based wrap or transaction fee program.

Effective immediately, the last paragraph of the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" is replaced in its entirety by the following:

Generally, there are no initial or subsequent investment minimums except as may be required by the asset-based fee program or your financial intermediary.


               The date of this supplement is July 1, 2009.